SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 22, 1998


                      ROANOKE ELECTRIC STEEL CORPORATION
            (Exact name of Registrant as specified in its charter)


         Virginia                    0-2389                54-0585263
 (State or other jurisdiction      (Commission          (I.R.S. Employer
  of incorporation)                 File Number)         Identification No.)


      102 Westside Blvd., N.W., Roanoke, Virginia               24017
      (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code:   (540)342-1831

                                      N/A
           (Former name, former address and former fiscal year, if
                         changed since last report)



Item 5.  Other Events.

See press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

          99   -   Press Release dated July 22, 1998



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROANOKE ELECTRIC STEEL CORPORATION

                     By  Donald G. Smith
                         Donald G. Smith
                         Chairman and Chief Executive Officer


Date: July 22, 1998